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                                                                EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           11 7/8% SENIOR NOTES DUE 2006
                                       OF
                             AETNA INDUSTRIES, INC.

     As set forth in the Prospectus dated               , 1996 (the
"Prospectus"), of AETNA INDUSTRIES, INC. (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's Exchange Offer (the "Exchange Offer") to exchange all of its outstanding 11 7/8% Senior Notes due 2006 (the "Old Notes") for its 11 7/8% Senior Notes due 2006, which have been registered under the Securities Act of 1933, as amended, if certificates for the Old Notes are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         ,
1996, UNLESS THE OFFER IS EXTENDED  (THE "EXPIRATION DATE").  TENDERS OF
OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

      To: Norwest Bank Minnesota, National Association, The Exchange Agent


By Registered or Certified Mail:              By Overnight Courier:

Norwest Bank Minnesota, National Association  Norwest Bank Minnesota, National Association
Corporate Trust Operations                    Corporate Trust Operations
P.O. Box 1517                                 Norwest Center
Minneapolis, MN 55480-1517                    Sixth and Marquette
                                              Minneapolis, MN 55479-0113

Attention:  Curtis Schwegman                  Attention:  Curtis Schwegman

By Hand:                                      By Facsimile:

Norwest Bank Minnesota, National Association  Norwest Bank Minnesota, National Association
Corporate Trust Operations                    Corporate Trust Operations
Norwest Center                                (612) 667-4927
Sixth and Marquette
Minneapolis, MN 55479-0113                    Attention:  Curtis Schwegman

Attention:  Curtis Schwegman                  Confirm by telephone:
                                              (612) 667-9764


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


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Ladies and Gentlemen:

     The undersigned hereby tenders to AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged,
(number of Old Notes)       Old Notes pursuant to the guaranteed delivery
procedures set forth in Instruction 1 of the Letter of Transmittal.


     The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the business day prior to the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Old Notes (if available)  Name(s) of Record Holder(s)

- -----------------------------------------------  ------------------------------

- -----------------------------------------------  ------------------------------
                                                    PLEASE PRINT OR TYPE

Principal Amount of Old Notes                    Address
                                                        -----------------------

- -----------------------------------------------  ------------------------------
                                                 Area Code and
                                                  Tel. No.
                                                          ---------------------
                                                 Signature(s)
                                                             ------------------

                                                 ------------------------------
                                                 Dated:
                                                       ------------------------

                                                 If Old Notes will be
                                                 delivered by book-entry
                                                 transfer at the Depository
                                                 Trust Company, Depository
                                                 Account No:
                                                            -------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:



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                      Please print name(s) and address(es)




Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act,
(b) represents that such tender of Old Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's Account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.




Name of Firm
            --------------------      -----------------------------
                                           AUTHORIZED SIGNATURE

Address                               Name
       -------------------------          -------------------------
                                            PLEASE PRINT OR TYPE

                                      Title
- --------------------------------           ------------------------
                        ZIP CODE

Area Code and Tel. No.                Date
                     -----------           ------------------------

Dated:                 , 1996
      -----------------

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH
      YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.


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